COVA

                             FINANCIAL SERVICES LIFE
                               INSURANCE COMPANY
                              St. Louis, Missouri

APPLICATION PART I:

1.   PROPOSED INSURED(S)
--------------------------------------------------------------------------------
  Proposed Insured

  First Name            Initial     Last Name
  John                    J.          Doe
--------------------------------------------------------------------------------
  Date of Birth   State of Birth     Sex
  5  /  1  /64      Missouri             |X| Male    || Female
--------------------------------------------------------------------------------
  Social Security Number
       123-45-6789
       -----------
  123 Main Street
--------------------------------------------------------------------------------
  Home Address (Number, Street, Apt. #)

      St. Louis               Missouri            11111
--------------------------------------------------------------------------------
      City                     State               Zip

  Occupation              Earned Income          Net Worth

  Ironworker                 $50,000              $175,000
--------------------------------------------------------------------------------

  Proposed Joint Insured (If applicable)

  First Name            Initial     Last Name


  Date of Birth   State of Birth     Sex

    /      /                         [ ]Male    [ ]Female


  Social Security Number

      -     -

--------------------------------------------------------------------------------
  Home Address (Number, Street, Apt. #)

--------------------------------------------------------------------------------
      City                     State                  Zip

  Occupation              Earned Income          Net Worth


2.   REPLACEMENT
--------------------------------------------------------------------------------
  Will the insurance being applied for replace or
  change any existing life insurance or annuity?           || Yes |X| No
--------------------------------------------------------------------------------
  Will the insurance being applied for receive any
  values (to pay premiums/additional payments)
  from another policy/contract?                            || Yes |X| No

3.   BENEFICIARY
--------------------------------------------------------------------------------
Provide Full Name and Relationship of each to Proposed Insured.


  Primary

  Jane Doe, Wife
--------------------------------------------------------------------------------
  Contingent

  James Doe, Son
--------------------------------------------------------------------------------

                         Application for Life Insurance

                                (TeleApplication)

4.   OWNER (If other than Proposed Insured(s))
Provide Full Name, Address, and Relationship to Proposed
--------------------------------------------------------------------------------

Original Owner(s)



Social Security or Tax Number(s)
Of Original Owner(s) (REQUIRED BY LAW)_____________
123-45-6789
--------------------------------------------------------------------------------

Contingent




--------------------------------------------------------------------------------

5.   PLAN, BENEFITS, RIDERS, & BILLING
--------------------------------------------------------------------------------
Plan Name                          Face Amount
 VUL                               $50,000
--------------------------------------------------------------------------------

Contract Type
|X| Option A            || Option B          || Option C
--------------------------------------------------------------------------------


Benefit Riders (If available on plan selected)
|_| Adjustable Benefit Rider
|_| Anniversary Partial Withdrawal Rider
|_| Lifetime Coverage Rider
|_| Secondary Guarantee Rider
|_| Supplemental Coverage Rider
|_| Other ___________________
|_| Other ___________________
|_| Other ___________________
--------------------------------------------------------------------------------

Billing Mode & Premium Amount               $


--------------------------------------------------------------------------------

6.   HEALTH STATUS

a. Within the past 90 days, have you been diagnosed or treated for: cancer, heart disease, chest pain, stroke, or diabetes?

Proposed Insured           |X| Yes    || No
Proposed Joint Insured     || Yes     || No



b.  Have you used tobacco or nicotine products within the last
     24 months?


Proposed Insured     || No


|X| Yes  Type:           Amount/Frequency:      Date Last Used:
           Cigarettes      1 pack daily             Today


Proposed Joint Insured   || No
||Yes   Type:           Amount/Frequency:      Date Last Used:






CL9442TEL-CS
(5/99)



7.   UNDERWRITING CONTACT INFORMATION

  PROPOSED INSURED                                                     PROPOSED JOINT INSURED

  Contact at: |X| Home  (314) 525-2211                                 Contact at: |_| Home  ___________________________
                           (Phone Number)                                                      (Phone Number)

               |_| Business _________________________                              |_| Business ________________________
                                (Phone Number)                                                      (Phone Number)


  Best days and time M-F after 5:00 p.m.                               Best days and time ______________________________


  Special Remarks ___________________________________                  Special Remarks _________________________________


8. ADDITIONAL INSTRUCTIONS/HOME OFFICE ENDORSEMENT [(Not applicable in Kentucky, Maryland, Minnesota, Missouri, New Hampshire, Pennsylvania, West Virginia or Wisconsin)]
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------

9.   NET PREMIUM ALLOCATION
--------------------------------------------------------------------------------
     (Minimum of 5%. Percentages must be in whole numbers and total 100%. Unless otherwise directed, subsequent net premiums

    ____%  General Account
    [AIM Advisors Inc.]                                          [Massachusetts Financial Services Company]
       ____%  [AIM V.I. Value]                                       ____%  [MFS Research]
       ____%  [AIM V.I. Capital Appreciation]                        ____%  [MFS Emerging Growth]
       ____%  [AIM V.I. International Equity]                        ____%  [MFS Global Governments]
                                                                     ____%  [MFS High Income]
    [Alliance Capital]                                               ____%  [MFS Growth with Income]
       ____%  [Premier Growth]
       ____%  [Real Estate Investment]                           [Newport Fund Management, Inc.]
                                                                     ____%  [Newport Tiger]
    [Conning Asset Management Company]
       ____%  [Money Market]                                     [Oppenheimer Funds, Inc.]
                                                                     ____%  [High Income/VA]
    [Goldman Sachs Asset Management]                                 ____%  [Bond/VA]
       ____%  [Growth & Income]                                      ____%  [Capital Appreciation/VA]
                                                                     ____%  [Main Street Growth & Income/VA]
    [Goldman Sachs Asset Management International]                   ____%  [Strategic Bond/VA]
       ____%  [International Equity]
       ____%  [Global Income]                                    [Putnam Investments Management, Inc.]
                                                                     ____%  [VT Growth & Income Class 1A Shares]
    [Scudder Kemper Investments]                                     ____%  [VT International Growth Class 1A Shares]
       ____%  [Kemper Government Securities]                         ____%  [VT International New Opportunity Class 1A Shares]
       ____%  [Kemper Small Cap Growth]                              ____%  [VT New Value Class 1A Shares]
       ____%  [Kemper Small Cap Value]                               ____%  [VT Vista Class 1A Shares]
       ____%  [KemperDreman High Return Equity]
                                                                 [Templeton Asset Management, Ltd.]
    [J.P. Morgan Investment Management]                              ____%  [Developing Markets]
       ____%  [Select Equity]
       ____%  [Large Cap Stock]                                 [Templeton Investment Counsel, Inc.]
       ____%  [Small Cap Stock]                                      ____%  [International]
       ____%  [International Equity]
       ____%  [Quality Bond]                                    [Franklin Mutual Advisors]
                                                                     ____%  [Mutual Shares Investments]
    [Lord, Abbett & Company]
       ____%  [MidCap Value]                                       ____%  Other [                            ]
       ____%  [Large Cap Research]                                 ____%  Other [                            ]
       ____%  [Developing Growth]
       ____%  [Bond Debenture]
       ____%  [Growth & Income]
                   ===========================================

                            TOTAL ALLOCATION ______%



CL9442TEL-CS
(5/99)


10.  DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING

     If desired,  choose either Dollar Cost Averaging or Portfolio  Rebalancing.
     These options are not available simultaneously. (5% minimum to each chosen subaccount below. Percentages must be in whole numbers and total 100%.)

     |_| Dollar Cost Averaging: I/We authorize Dollar Cost Averaging transfers of $_________________ per month from the


     |_| Portfolio  Rebalancing:  I/We authorize Portfolio Rebalancing transfers
     according  to  the  Net  Premium   Allocation,   unless   otherwise   noted
     below. Choose either 1 or 2 below.

     |_| 1.  Periodic Rebalancing
                 |_| Monthly           |_| Quarterly         |_|  Semi-Annually         |_|   Annually

     |_| 2.  Variance Rebalancing

                 Maximum Variance (%)      |_|               5%   |_|          10%   |_|         15%  |_|        20%



   ____%  General Account
[AIM Advisors Inc.]                                           [Massachusetts Financial Services Company]
   ____%  [AIM V.I. Value]                                        ____%  [MFS Research]
   ____%  [AIM V.I. Capital Appreciation]                         ____%  [MFS Emerging Growth]
   ____%  [AIM V.I. International Equity]                         ____%  [MFS Global Governments]
                                                                  ____%  [MFS High Income]
[Alliance Capital]                                                ____%  [MFS Growth with Income]
   ____%  [Premier Growth]
   100 %  [Real Estate Investment]                           [Newport Fund Management, Inc.]
                                                                  ____%  [Newport Tiger]
[Conning Asset Management Company]
   ____%  [Money Market]                                      [Oppenheimer Funds, Inc.]
                                                                  ____%  [High Income/VA]
[Goldman Sachs Asset Management]                                  ____%  [Bond/VA]
   ____%  [Growth & Income]                                       ____%  [Capital Appreciation/VA]
                                                                  ____%  [Main Street Growth & Income/VA]
[Goldman Sachs Asset Management International]                    ____%  [Strategic Bond/VA]
   ____%  [International Equity]
   ____%  [Global Income]                                     [Putnam Investments Management, Inc.]
                                                                  ____%  [VT Growth & Income Class 1A Shares]
[Scudder Kemper Investments]                                      ____%  [VT International Growth Class 1A Shares]
   ____%  [Kemper Government Securities]                          ____%  [VT International New Opportunity Class 1A Shares]
   ____%  [Kemper Small Cap Growth]                               ____%  [VT New Value Class 1A Shares]
   ____%  [Kemper Small Cap Value]                                ____%  [VT Vista Class 1A Shares]
   ____%  [KemperDreman High Return Equity]
                                                              [Templeton Asset Management, Ltd.]
[J.P. Morgan Investment Management]                               ____%  [Developing Markets]
   ____%  [Select Equity]
   ____%  [Large Cap Stock]                                  [Templeton Investment Counsel, Inc.]
   ____%  [Small Cap Stock]                                       ____%  [International]
   ____%  [International Equity]
   ____%  [Quality Bond]                                     [Franklin Mutual Advisors]
                                                                  ____%  [Mutual Shares Investments]
[Lord, Abbett & Company]
   ____%  [MidCap Value]                                          ____%  Other [                            ]
   ____%  [Large Cap Research]                                    ____%  Other [                            ]
   ____%  [Developing Growth]
   ____%  [Bond Debenture]
   ____%  [Growth & Income]

                   ===========================================

                   ===========================================
                              TOTAL ALLOCATION   100%




CL9442TEL-CS
(5/99)




11.  SUITABILITY INFORMATION (To be answered by Owner(s).)
     Have you received a Prospectus/Memorandum of Understanding for the policy applied for?                   |X| Yes  |_| No

     Date of Prospectus/Memorandum of Understanding 5/1/98

     Date of any supplement______________

     Do you understand that:

     -    The death benefit and cash  surrender  value will increase or decrease
          depending on the investment experience?                                                             |X| Yes  |_| No

     -    There is no guaranteed  minimum death benefit or cash surrender value?                              |X| Yes  |_| No

     Do you believe that the policy applied for meets your  insurance  needs and
     your anticipated financial needs?                                                                        |X| Yes  |_| No


     I request a copy of the Statement of Additional Information for the following Investment Company(ies):

12.  TELEPHONE TRANSFER

     I/We authorize  Cova Financial Life Insurance  Company (Cova) or any person authorized by Cova to accept  telephone  transfer  instructions  and/or net
     premium   payment   allocation   changes  from  me/us  and  my   Registered
     Representative/Agent.  Telephone transfers will be automatically  permitted unless you check one or both of the boxes below  indicating that you do not wish to authorize telephone transfers.  Cova will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If Cova fails to use such  procedures,  Cova may be liable  for any  losses  due to unauthorized or fraudulent instructions.

     I/We DO NOT wish to authorize telephone transfers for the following (check applicable boxes):

    |_|  Owner(s)           |_|  Registered Representative/Agent



13.  [ELECTRONIC PROSPECTUS OPTION

     In the future, Cova may deliver prospectus updates, semi-annual and annual reports to consenting policy owners electronically by the delivery methods listed below. If you wish to receive future updates in this manner, check your choice below.

[ ]      1)  mailing a diskette containing the document;
[ ]      2)  mailing a CD-ROM containing the document;
[ ]      3)  e-mailing the document; or
[ ]      4) e-mailing a notice identifying an Internet site where the document can be viewed and downloaded.


     Whichever option you choose, Cova will supply the documents in a format compatible with one of the following (please choose one):

[ ]      Microsoft Windows
[ ]      Macintosh


     Please indicate your consent by checking the appropriate boxes.

     You may incur normal and customary online usage charges to receive a document under Option 3 or 4. If you would like to receive these documents in electronic format when available, please check the box and insert your e-mail address here (___________________________________). This consent will be in effect until you revoke it. You can revoke your consent by calling Cova's Service Center at: [1-800-123-4567] or writing to [P.O. Box
     104490, St. Louis, MO 63178]. You may revoke it at any time. If you consent to electronic delivery, at any time you also may request that we send you a paper copy.]



CL9442TEL-CS
(5/99)


     DECLARATIONS

     I/We agree that all the statements and answers in this application and any amendments to it, including any supplements, are true, complete and correctly recorded. I/We also agree that this application, any required medical examination, and any supplement or amendment to either will be part of the policy issued. If a premium payment is given in exchange for a Temporary Insurance Agreement (TIA), the Company will be liable only as set forth in that Agreement. If a premium payment is not given, then insurance will take effect when a policy is approved by the Company for issue as applied for, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application. If a policy is issued other than as applied for, insurance will take effect under the policy only when a policy issued by the Company is delivered to and accepted by me, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application.

  PROPOSED INSURED'S AUTHORIZATION

     I/We authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau (MIB), consumer reporting agency or employer to release to Cova Financial Life Insurance Company, its subsidiaries, its reinsurers or its legal representatives any information they may have relative to diagnosis, treatment and prognosis of any physical or mental condition including drug and/or alcohol abuse and/or any other information about me. I/We understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurers, the MIB, other persons or organizations performing business or legal services in connection with my application, and other insurance companies to whom I/We have applied or to whom a claim has been made, or as may be otherwise lawfully required, or as I/We may further authorize. I/We know that I/We may request a copy of this authorization. I/We also acknowledge receipt of the Notice of Information Practices. I/We understand that if an investigative consumer report is ordered in connection with this application, I/We may be interviewed in connection with the preparation of the report and, upon request, I/We will be provided with a copy of the report. A photographic copy of this authorization will be as valid as the original. This authorization will be valid for 30 months from the date shown below.

OWNER'S CERTIFICATION: Under the penalties of perjury, I/We certify that: 1) The number(s) shown on this form is my/our correct Taxpayer Identification Number(s) (or, if no number(s) is shown, I/We am waiting for a number to be issued to me/us); and 2) I/We am not subject to backup withholding either because I/We have not been notified by the Internal Revenue Service (IRS) that I/We am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me/us that I/We am no longer subject to backup withholding.

PLEASE  NOTE:  Cross out and initial #2) above if you have been  notified by the
IRS  that  you  are  currently   subject  to  backup   withholding   because  of
underreporting interest or dividends on your tax return.

The IRS does not require consent to any provision of this document other than the certifications required to avoid backup withholding.


  AGENT: Do you certify that you have truly and accurately  recorded on this  application the information  supplied
  by the applicant?                       |X| Yes      || No




  To the best of your  knowledge,  is this a  replacement?  (If "Yes",  complete  and submit  required  replacement forms.)
                                          || Yes      |X| No

  Did you  deliver  the  current  prospectus  and were all of the  written  sales  materials  used  printed by Cova
  Financial Life Insurance Company?       |X| Yes      || No


  [Home Office Program Information:

  Select one of the options  listed  below.  Once  selected,  the option may not be  changed.  If no  selection  is made, Option T will apply.


  Option T
  Option N/T ]

  In light of the  financial  need of the  Proposed  Insured(s)  and  Owner(s),  the  purpose of this sale has been discussed with the Owner(s), and I believe this application to be a suitable recommendation.





  X  ____________________________
     Signature of Licensed Agent



           Missouri
--------------------------------------------------------------------------------
        State Where Signed              Date (MM/DD/YY)


  X
--------------------------------------------------------------------------------
      Signature of Proposed Insured (Parent or Guardian
      if Proposed Insured under age 18.)


           Missouri
--------------------------------------------------------------------------------
        State Where Signed              Date (MM/DD/YY)


  X
--------------------------------------------------------------------------------
      Signature of Proposed Joint Insured (If applicable.  Parent or Guardian if Proposed Insured under age 18.)

  X
--------------------------------------------------------------------------------
      Signature of Owner (If other than Proposed Insured(s).)

  X
--------------------------------------------------------------------------------
      Signature of Joint Owner  (If applicable and other
      than Proposed Insured(s))




CL9442TEL-CS
(5/99)

                                      COVA

                             FINANCIAL SERVICES LIFE
                                INSURANCE COMPANY
                               ST. LOUIS, MISSOURI

APPLICATION PART I:

1.   PROPOSED INSURED(S)
--------------------------------------------------------------------------------
  Proposed Insured

  First Name            Initial     Last Name
  John                    J.          Doe
--------------------------------------------------------------------------------
  Date of Birth   State of Birth     Sex
  5  /  1  /64      Missouri             |X| Male    || Female
--------------------------------------------------------------------------------
  Social Security Number
       123-45-6789
       -----------
  123 Main Street
--------------------------------------------------------------------------------
  Home Address (Number, Street, Apt. #)

      St. Louis               Missouri            11111
--------------------------------------------------------------------------------
      City                     State                  Zip

  Occupation              Earned Income          Net Worth

  Ironworker                 $50,000              $175,000
--------------------------------------------------------------------------------

  Proposed Joint Insured (If applicable)

  First Name            Initial     Last Name


  Date of Birth   State of Birth     Sex


    /      /                         [ ]Male    [ ]Female


  Social Security Number

      -     -

--------------------------------------------------------------------------------
  Home Address (Number, Street, Apt. #)

--------------------------------------------------------------------------------
      City                     State                  Zip

  Occupation              Earned Income          Net Worth


2.   REPLACEMENT
--------------------------------------------------------------------------------
  Will the insurance being applied for replace or
  change any existing life insurance or annuity?           || Yes |X| No
--------------------------------------------------------------------------------
  Will the insurance being applied for receive any
  values (to pay premiums/additional payments)
  from another policy/contract?                            || Yes |X| No

3.   BENEFICIARY
--------------------------------------------------------------------------------
Provide Full Name and Relationship of each to Proposed Insured.

  Primary

  Jane Doe, Wife
--------------------------------------------------------------------------------
  Contingent

  James Doe, Son
--------------------------------------------------------------------------------

                         Application for Life Insurance

                                (TeleApplication)

4.   OWNER (If other than Proposed Insured(s))
Provide Full Name, Address, and Relationship to Proposed
--------------------------------------------------------------------------------

Original Owner(s)



Social Security or Tax Number(s)
Of Original Owner(s) (REQUIRED BY LAW)_____________
123-45-6789
--------------------------------------------------------------------------------

Contingent




--------------------------------------------------------------------------------

5.   PLAN, BENEFITS, RIDERS, & BILLING
--------------------------------------------------------------------------------
Plan Name                          Face Amount
 VUL                               $50,000
--------------------------------------------------------------------------------

Contract Type
|X| Option A            || Option B          || Option C
--------------------------------------------------------------------------------


Benefit Riders (If available on plan selected)
|_| Adjustable Benefit Rider
|_| Anniversary Partial Withdrawal Rider
|_| Lifetime Coverage Rider
|_| Secondary Guarantee Rider
|_| Supplemental Coverage Rider
|_| Other ___________________
|_| Other ___________________
|_| Other ___________________
--------------------------------------------------------------------------------

Billing Mode & Premium Amount               $


--------------------------------------------------------------------------------

6.   HEALTH STATUS

a. Within the past 90 days, have you been diagnosed or treated for: cancer, heart disease, chest pain, stroke, or diabetes?

Proposed Insured           |X| Yes    || No


Proposed Joint Insured     || Yes     || No



b.  Have you used tobacco or nicotine products within the last
     24 months?


Proposed Insured     || No


|X| Yes  Type:           Amount/Frequency:      Date Last Used:
           Cigarettes      1 pack daily             Today


Proposed Joint Insured   || No
||Yes   Type:           Amount/Frequency:      Date Last Used:


CL9442TEL-FR
(5/99)

7.   UNDERWRITING CONTACT INFORMATION

  PROPOSED INSURED                                                     PROPOSED JOINT INSURED

  Contact at: |X| Home  (314) 525-2211                                 Contact at: |_| Home  ___________________________
                           (Phone Number)                                                      (Phone Number)

               |_| Business _________________________                              |_| Business ________________________
                                (Phone Number)                                                      (Phone Number)


  Best days and time M-F after 5:00 p.m.                               Best days and time ______________________________


  Special Remarks ___________________________________                  Special Remarks _________________________________


8. ADDITIONAL INSTRUCTIONS/HOME OFFICE ENDORSEMENT [(Not applicable in Kentucky, Maryland, Minnesota, Missouri, New Hampshire, Pennsylvania, West Virginia or Wisconsin)]
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------




9.   NET PREMIUM ALLOCATION
--------------------------------------------------------------------------------
     (Minimum of 5%. Percentages must be in whole numbers and total 100%. Unless otherwise directed, subsequent net premiums will be allocated as shown.)


    (Minimum of 5%.  Percentages must be in whole numbers and total 100%. Unless otherwise  directed,  subsequent net premiums will
    ____%  General Account
    [Frank Russell Company]                                         [Conning Asset Management Company]
    ____%  [Multi-Style Equity]                                      ____%  [Money Market]
   100  %  [Aggressive Equity]
    ____%  [Non-U.S.]
    ____%  [Core Bond]


                          ============================
                             TOTAL ALLOCATION 100%


10.  DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING

     If desired,  choose either Dollar Cost Averaging or Portfolio  Rebalancing.
     These options are not available simultaneously. (5% minimum to each chosen subaccount below. Percentages must be in whole numbers and total 100%.)

     |_| Dollar Cost Averaging: I/We authorize Dollar Cost Averaging transfers of $_________________ per month from the


     |_| Portfolio  Rebalancing:  I/We authorize Portfolio Rebalancing transfers
     according  to  the  Net  Premium   Allocation,   unless   otherwise   noted
     below. Choose either 1 or 2 below.

     |_| 1.  Periodic Rebalancing
                 |_| Monthly           |_| Quarterly         |_|  Semi-Annually         |_|   Annually

     |_| 2.  Variance Rebalancing

                 Maximum Variance (%)      |_|               5%   |_|          10%   |_|         15%  |_|        20%


   ____%  General Account
   [Frank Russell Company]                                          [Conning Asset Management Company]
      ____%  [Multi-Style Equity]                                       ____%  [Money Market]
      ____%  [Aggressive Equity]
      ____%  [Non-U.S.]
      ____%  [Core Bond]



                   ===========================================
                            TOTAL ALLOCATION _____%



CL9442TEL-FR
(5/99)


11.  SUITABILITY INFORMATION (To be answered by Owner(s).)
     Have you received a Prospectus/Memorandum of Understanding for the policy applied for?                   |X| Yes  |_| No

     Date of Prospectus/Memorandum of Understanding 5/1/98

     Date of any supplement______________

     Do you understand that:

     -    The death benefit and cash  surrender  value will increase or decrease
          depending on the investment experience?                                                             |X| Yes  |_| No

     -    There is no guaranteed  minimum death benefit or cash surrender value?                              |X| Yes  |_| No

     Do you believe that the policy applied for meets your  insurance  needs and
     your anticipated financial needs?                                                                        |X| Yes  |_| No


     I request a copy of the Statement of Additional Information for the following Investment Company(ies):

12.  TELEPHONE TRANSFER

     I/We authorize  Cova Financial Life Insurance  Company (Cova) or any person authorized by Cova to accept  telephone  transfer  instructions  and/or net
     premium   payment   allocation   changes  from  me/us  and  my   Registered
     Representative/Agent.  Telephone transfers will be automatically  permitted unless you check one or both of the boxes below  indicating that you do not wish to authorize telephone transfers.  Cova will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If Cova fails to use such  procedures,  Cova may be liable  for any  losses  due to unauthorized or fraudulent instructions.

     I/We DO NOT wish to authorize telephone transfers for the following (check applicable boxes):

    |_|  Owner(s)           |_|  Registered Representative/Agent



13.  [ELECTRONIC PROSPECTUS OPTION

     In the future, Cova may deliver prospectus updates, semi-annual and annual reports to consenting policy owners electronically by the delivery methods listed below. If you wish to receive future updates in this manner, check your choice below.

[ ]      1)  mailing a diskette containing the document;
[ ]      2)  mailing a CD-ROM containing the document;
[ ]      3)  e-mailing the document; or
[ ]      4) e-mailing a notice identifying an Internet site where the document can be viewed and downloaded.


     Whichever option you choose, Cova will supply the documents in a format compatible with one of the following (please choose one):

[ ]      Microsoft Windows
[ ]      Macintosh


     Please indicate your consent by checking the appropriate boxes.

     You may incur normal and customary online usage charges to receive a document under Option 3 or 4. If you would like to receive these documents in electronic format when available, please check the box and insert your e-mail address here (___________________________________). This consent will be in effect until you revoke it. You can revoke your consent by calling Cova's Service Center at: [1-800-123-4567] or writing to [P.O. Box
     104490, St. Louis, MO 63178]. You may revoke it at any time. If you consent to electronic delivery, at any time you also may request that we send you a paper copy.]


CL9442TEL-FR
(5/99)

     DECLARATIONS

     I/We agree that all the statements and answers in this application and any amendments to it, including any supplements, are true, complete and correctly recorded. I/We also agree that this application, any required medical examination, and any supplement or amendment to either will be part of the policy issued. If a premium payment is given in exchange for a Temporary Insurance Agreement (TIA), the Company will be liable only as set forth in that Agreement. If a premium payment is not given, then insurance will take effect when a policy is approved by the Company for issue as applied for, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application. If a policy is issued other than as applied for, insurance will take effect under the policy only when a policy issued by the Company is delivered to and accepted by me, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application.

  PROPOSED INSURED'S AUTHORIZATION

     I/We authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau (MIB), consumer reporting agency or employer to release to Cova Financial Life Insurance Company, its subsidiaries, its reinsurers or its legal representatives any information they may have relative to diagnosis, treatment and prognosis of any physical or mental condition including drug and/or alcohol abuse and/or any other information about me. I/We understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurers, the MIB, other persons or organizations performing business or legal services in connection with my application, and other insurance companies to whom I/We have applied or to whom a claim has been made, or as may be otherwise lawfully required, or as I/We may further authorize. I/We know that I/We may request a copy of this authorization. I/We also acknowledge receipt of the Notice of Information Practices. I/We understand that if an investigative consumer report is ordered in connection with this application, I/We may be interviewed in connection with the preparation of the report and, upon request, I/We will be provided with a copy of the report. A photographic copy of this authorization will be as valid as the original. This authorization will be valid for 30 months from the date shown below.

OWNER'S CERTIFICATION: Under the penalties of perjury, I/We certify that: 1) The number(s) shown on this form is my/our correct Taxpayer Identification Number(s) (or, if no number(s) is shown, I/We am waiting for a number to be issued to me/us); and 2) I/We am not subject to backup withholding either because I/We have not been notified by the Internal Revenue Service (IRS) that I/We am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me/us that I/We am no longer subject to backup withholding.

PLEASE  NOTE:  Cross out and initial #2) above if you have been  notified by the
IRS  that  you  are  currently   subject  to  backup   withholding   because  of
underreporting interest or dividends on your tax return.

The IRS does not require consent to any provision of this document other than the certifications required to avoid backup withholding.


  AGENT: Do you certify that you have truly and accurately  recorded on this  application the information  supplied
  by the applicant?                       |X| Yes      || No




  To the best of your  knowledge,  is this a  replacement?  (If "Yes",  complete  and submit  required  replacement forms.)
                                          || Yes      |X| No

  Did you  deliver  the  current  prospectus  and were all of the  written  sales  materials  used  printed by Cova
  Financial Life Insurance Company?       |X| Yes      || No


  [Home Office Program Information:


  Select one of the options  listed  below.  Once  selected,  the option may not be  changed.  If no  selection  is made, Option T will apply.


  Option T
  Option N/T ]

  In light of the  financial  need of the  Proposed  Insured(s)  and  Owner(s),  the  purpose of this sale has been discussed with the Owner(s), and I believe this application to be a suitable recommendation.





  X  ____________________________
     Signature of Licensed Agent



           Missouri
--------------------------------------------------------------------------------
        State Where Signed              Date (MM/DD/YY)


  X
--------------------------------------------------------------------------------
      Signature of Proposed Insured (Parent or Guardian
      if Proposed Insured under age 18.)


           Missouri
--------------------------------------------------------------------------------
        State Where Signed              Date (MM/DD/YY)


  X
--------------------------------------------------------------------------------
      Signature of Proposed Joint Insured (If applicable.  Parent or Guardian if Proposed Insured under age 18.)

  X
--------------------------------------------------------------------------------
      Signature of Owner (If other than Proposed Insured(s).)

  X
--------------------------------------------------------------------------------
      Signature of Joint Owner  (If applicable and other
      than Proposed Insured(s))



CL9442TEL-FR
(5/99)